Exhibit 99.1

Joint Filing Agreement

The undersigned hereby agree that the Statement on Schedule 13G dated June 22, 2018 with respect to the shares of Restricted Voting Shares, no par value, of Kinder Morgan Canada Limited and any further amendments thereto executed by each and any of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.

Dated: June 22, 2018

GCM Special Opportunities Master Fund, Ltd.			GCM INVESTMENTS GP, LLC.

By:	Grosvenor Capital Management, L.P., its investment advisor		By:	Grosvenor Capital Management Holdings, LLLP, its sole member
By:	GCM, L.L.C., its general partner		By:	GCMH GP, L.L.C., its general partner

By:	/s/ Burke J. Montgomery		By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery		Name:	Burke J. Montgomery
	Title:	Authorized Signatory		Title:	Authorized Signatory

MCG ALTSCAPE MASTER FUND, L.P.			Grosvenor Capital Management Holdings, LLLP

By:	Grosvenor Capital Management, L.P., its investment advisor		By:	GCMH GP, L.L.C., its general partner
By:	GCM, L.L.C., its general partner
			By:	/s/ Burke J. Montgomery
By:	/s/ Burke J. Montgomery			Name:	Burke J. Montgomery
	Name:	Burke J. Montgomery		Title:	Authorized Signatory
	Title:	Authorized Signatory

GCM Grove Investments, L.P.			GCMH GP, L.L.C.

By:	Grosvenor Capital Management, L.P., its investment advisor		By:	/s/ Burke J. Montgomery
By:	GCM, L.L.C., its general partner			Name:	Burke J. Montgomery
				Title:	Authorized Signatory
By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM Grosvenor Multi-Asset Class Fund II Trading, L.P.			Grosvenor Holdings, L.L.C.

By:	Grosvenor Capital Management, L.P., its investment advisor		By:	/s/ Burke J. Montgomery
By:	GCM, L.L.C., its general partner			Name:	Burke J. Montgomery
				Title:	Authorized Signatory
By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GROSVENOR CAPITAL MANAGEMENT, L.P.			MJS, LLC

By:	GCM, L.L.C., its general partner		By:	/s/ Michael J. Sacks
				Name:	Michael J. Sacks
By:	/s/ Burke J. Montgomery			Title:	Sole Member
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM, L.L.C.			/s/ Michael J. Sacks
Michael J. Sacks
By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory